UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana St., Suite 6700 Houston, Texas (Address of principal executive offices)		77002
		(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 28, 2012, Halcón Resources Corporation (“Halcón”) and GeoResources, Inc. (“GeoResources”) issued a joint press release announcing the record dates for, and the dates of, special meetings of the stockholders of each of Halcón and GeoResources for the purpose of considering and acting upon the previously announced merger of GeoResources into a wholly owned subsidiary of Halcón. Each of the record dates was fixed for the close of business on June 18, 2012. Halcón’s special meeting will be held on July 31, 2012, at 10:00 a.m. local time, at the principal executive offices of Halcón located at 1000 Louisiana St., Suite 6700, Houston, Texas 77002. GeoResources’ special meeting will be held on July 31, 2012, at 10:00 a.m. local time, at the principal executive offices of GeoResources located at 110 Cypress Station Drive, Suite 220, Houston, Texas 77090.

A copy of the joint press release is attached hereto as Exhibit 99.1

Where to Find Additional Information

On June 25, 2012, Halcón filed with the Securities and Exchange Commission (the “SEC”), and the SEC declared effective on June 27, 2012, Amendment No. 1 to Halcón’s Registration Statement on Form S-4, which includes a joint proxy statement/prospectus in connection with the special meetings. Stockholders are urged to read the joint proxy statement/prospectus as well as any other relevant documents filed with the SEC when they become available. Investors and stockholders may obtain free copies of the joint proxy statement/prospectus and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders of Halcón may obtain free copies of the joint proxy statement/prospectus from Halcón by contacting Scott M. Zuehlke at (832) 538-0314. In connection with the special meetings, Halcón and GeoResources intend to mail copies of the joint proxy statement/prospectus on or around June 28, 2012 to Halcón’s and GeoResources’ stockholders of record who are entitled to attend and vote at the special meetings.

Halcón and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Halcón in connection with Halcón’s special meeting. Information regarding the interests of these directors and executive officers with respect to the proposed merger is included in the joint proxy statement/prospectus described above.

This current report does not constitute an offer to sell or the solicitation of an offer to buy any securities of Halcón nor shall there be any sale of such securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Cautionary Statements

This current report includes “forward-looking statements.” All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements. Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the

SEC. Among the factors that could cause results to differ materially are those risks discussed in our Form 10-K for the year ended December 31, 2011, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures made in our SEC filings, specifically those under the heading “Risk Factors.” We do not undertake any duty to update any forward-looking statement except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Joint press release issued by Halcón Resources Corporation and GeoResources, Inc. dated June 28, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

June 28, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Joint press release issued by Halcón Resources Corporation and GeoResources, Inc. dated June 28, 2012.